Fervo Energy Company 811 Main St, 1700 Houston, TX 77002
Fervo Energy Reports Third Quarter 2026 Results
Houston, TX - November 9, 2026 - Fervo Energy Company (“Fervo” or the “Company”) (NASDAQ: FRVO),
global pioneer of next-generation geothermal energy, today reported financial and operational results for the third quarter ended September 30, 2026.
"In the third quarter, Cape Station achieved a major milestone, reaching first power and contractual commercial operation," said Tim Latimer, CEO and Co-founder of Fervo. "We also signed what we believe is the largest enhanced geothermal power purchase agreement to date with Google, creating a pathway to scaling our partnership to nearly a gigawatt. With commercial operations underway and significant demand for our technology, we are focused on delivering the remaining Phase I GeoBlocks on schedule and building toward geothermal as a reliable, always-on, low-cost source of power."
BUSINESS AND OPERATIONAL HIGHLIGHTS
•Declared commercial operation at Cape Station Phase I GeoBlock 1 on September 30, ahead of its contractual commercial operation date. The 33-megawatt GeoBlock 1 is operating in line with expectations for production and power delivered under its power purchase agreement (“PPA”).
•GeoBlock 2 has achieved grid sync and is in its early operations phase, delivering test energy to the grid.
GeoBlock 3 is mechanically complete and is in cold commissioning. GeoBlocks 2 and 3 remain on schedule and are expected to achieve commercial operation by January 1, 2027, which will complete Cape Station
Phase I.
•In partnership with Google, Fervo signed what it believes is the largest enhanced geothermal power purchase agreement to date. The 15-year, grid-connected, take-or-pay agreement supplies 396 megawatts, with first power expected mid-2028. Fervo is also committed to offering Google an option to expand its offtake by approximately 600 megawatts, for a total of nearly 1 gigawatt.
•In connection with this agreement, Fervo progressed construction across Cape Station GeoBlocks 4 through
11, now referred to as Cape Google 400. These GeoBlocks are expected to provide approximately 400 megawatts of power under Fervo’s PPA with Google beginning in 2028.
•Received an updated heat-initially-in-place study supporting approximately 8.4 gigawatts of capacity potential at Cape Station, nearly double the prior estimate of 4.3 gigawatts. The study was completed by
DeGolyer and MacNaughton, an independent consulting firm.
•Selected for two potential awards from the U.S. Department of Energy totaling approximately $20.0 million, including funding for appraisal wells in Idaho and Nevada.
FINANCIAL HIGHLIGHTS
•Reported Q3 2026 net income of $11.7 million and net loss attributable to common stockholders of $20.8 million, or $(0.07) per share. Net income reflected $15.4 million of interest income and two non-recurring items: an $11.8 million non-cash gain on interest rate swaps and a $29.9 million tax benefit from tax credits earned as Cape Phase I assets were placed in service.
•Reported Q3 2026 operating loss of $43.7 million, including general and administrative expense of $39.4 million compared to $27.4 million in Q2 2026, reflecting higher stock-based compensation, public company costs, and headcount growth.
•Reported Q3 2026 capital expenditures of $256.7 million, compared to $226.5 million in Q2 2026, primarily related to activities at Cape Station.
•Expect fourth quarter 2026 capital expenditures of approximately $450.0 million to $500.0 million, bringing expectations for the second half of 2026 to $700.0 million to $750.0 million, compared to prior expectations of $850.0 million to $900.0 million. Efficiencies in GeoBlock construction and commissioning have allowed certain spending on Cape Google 400 to occur later in the construction cycle, with no change to expected commercial operation dates or total expected investment.
•Placed GeoBlock 1 in service on September 30, transferring approximately $514.3 million from construction-
in-process to property, plant and equipment. This amount is not the standalone cost of GeoBlock 1. It includes a larger share of Phase I wellfield costs and shared infrastructure serving all three GeoBlocks, as well as capitalized interest and financing costs. Expected total cost for GeoBlocks 1 through 3 remains approximately
$7,000 per kilowatt.
•Continue to anticipate fourth quarter 2026 revenue in line with prior expectations, which will be the first full quarter of revenue from Cape Station. Revenue in 2027 remains unchanged from the Company’s prior outlook.
•Ended Q3 2026 with unrestricted cash and cash equivalents of $1.9 billion and current and long-term debt of
$301.6 million.
BUSINESS UPDATES
Commercial
In partnership with Google, Fervo entered into what it understands to be the largest enhanced geothermal power purchase agreement signed to date. The agreement is a 15-year, grid-connected, take-or-pay contract for 396 megawatts across eight GeoBlocks, with fixed terms. First power is expected from these GeoBlocks in mid-2028, with full capacity in operation targeted by year-end 2028.
Through this agreement, Fervo has committed to offering Google the option to expand its offtake by approximately 600 megawatts for a total of nearly 1 gigawatt. The 600-megawatt expansion, if accepted by
Google, would be the first qualifying project under the Geothermal Framework Agreement that Fervo executed in
March 2026, which establishes a development framework for up to 3 gigawatts of geothermal capacity through
2033.
For the 600-megawatt expansion, Fervo and Google are pursuing behind-the-meter, direct-to-load delivery under
Utah's SB132 framework, which could allow Fervo to directly power a potential regional data center in Beaver
County, Utah.
With the signing of the Google agreement, Fervo now has 1,054 megawatts of capacity under binding power purchase agreements, representing approximately $11.9 billion in contracted revenue, compared to 658 megawatts and approximately $7.2 billion at the end of the second quarter of 2026.
Operations and Construction
On September 30, Fervo declared commercial operation for GeoBlock 1 ahead of its contractual deadline.
GeoBlock 1 is delivering power under its power purchase agreement and operating in line with expectations. This is the first of three 33-megawatt GeoBlocks that make up Cape Station Phase I’s approximately 100 megawatts of capacity.
GeoBlocks 2 and 3 have achieved mechanical completion. GeoBlock 2 has achieved grid sync, a major milestone, which marks the end of hot commissioning. The plant is now in its early operations phase, exporting test energy to the grid, and GeoBlock 3 is close behind in cold commissioning, where Fervo is testing all of the mechanical and electrical systems prior to introducing brine. Both are expected to reach contractual commercial operation by
January 1, 2027.
Additionally, Fervo began installing a small, on-site solar array at Cape Station Phase I that it will use to provide station auxiliary power.
Cape Google 400, which is expected to fulfill Fervo’s approximately 400-megawatt power purchase agreement with Google, continues to advance on both the surface and subsurface. On the surface, the first set of 50-megawatt turbines has passed factory acceptance testing, and major equipment, including recuperators and over 60 percent of air-cooled condensers, has been delivered to site. In the subsurface, drilling for these GeoBlocks is approximately 18 percent complete.
Cape Google 400 incorporates the Company’s 3.0 well design, with longer laterals, larger-diameter casing, and a deeper target depth than Cape Phase I, engineered to increase power output per well while reducing installed cost per kilowatt. Fervo continues to target an installed cost of $5,500 per kilowatt for Cape Google 400, on the path to its long-term target of $3,000 per kilowatt.
Portfolio
Fervo's development pipeline continued to advance during the third quarter. Capacity in operation reached 36 megawatts, up from 3 megawatts at the end of Q2, while capacity under construction now stands at 466 megawatts, encompassing GeoBlocks 2 through 11. Ready-to-build capacity remains at 550 megawatts.
Advanced Development remains at 3.0 gigawatts and Early Development grew to approximately 54.7 gigawatts, up from 48.6 gigawatts. The increase reflects, in part, a new independent heat-initially-in-place study of Cape
Station, commissioned by Fervo in Q3 2026 and conducted by DeGolyer and MacNaughton. The study supports approximately 8.4 gigawatts of capacity potential, nearly double the prior estimate of 4.3 gigawatts, driven by the greater drilling depths of the Company’s 3.0 well design and incremental lease acquisitions. New appraisal wells planned in Nevada and Idaho were selected in the quarter for two potential awards from the U.S. Department of
Energy totaling approximately $20.0 million, subject to definitive funding agreements.
Fervo's current land portfolio spans approximately 670,000 acres.
Financing
As of September 30, 2026, Fervo had unrestricted cash and cash equivalents of $1.9 billion and current and long-
term debt of $301.6 million.
Company Updates
Fervo will host an investor open house at Cape Station on Thursday, November 19, 2026. Attendees will have the opportunity to tour the site, including the drill rig and power plant, and meet with members of the Fervo team.
Space is limited, and interested investors can request a spot through the link in the Company’s October 16, 2026 press release. No new disclosures will be made during the visit. Fervo anticipates hosting additional site tours in
2027.
CONFERENCE CALL
Fervo will host a conference call to discuss its third quarter 2026 business, operational and financial highlights at
10:00 a.m. ET (9:00 a.m. CT) today, November 9, 2026. A live webcast of the conference call will be available in the “Events” section of the Company’s investor relations website at ir.fervoenergy.com. A replay of the call will be available shortly after the live webcast’s conclusion.
ABOUT FERVO
Fervo Energy (NASDAQ: FRVO) is a modern power company built around one of the market’s most important needs: affordable, dependable new power supply. Through the large-scale deployment of enhanced geothermal systems, Fervo has established a repeatable, industrial approach to building utility-scale power. The Company is transforming geothermal into a clean, reliable, cost-competitive solution designed to meet rising demand from AI hyperscalers, utilities, and a more electricity-intensive economy. For more information, visit
www.fervoenergy.com.
FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, are forward-looking statements. When used in this press release, the words
“aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,”
“intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,”
“target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.
Although Fervo believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Fervo’s control. Accordingly, forward-looking statements are not guarantees of future performance, and
Fervo’s actual outcomes could differ materially from what Fervo has expressed in its forward-looking statements.
Factors that could cause the outcomes to differ materially include (but are not limited to) the following: risks related to expanding our geothermal operations and accessing new markets; challenges in maintaining compliance with extensive environmental regulations and permitting requirements; uncertainties in forecasting future operational results and growth due to economic conditions and market demand; compliance with environmental regulations and climate change initiatives impacting operational costs; inherent risks in the geothermal industry, including potential operational disruptions and associated liabilities; the influence of consumer preferences, government policies, and competition on the demand for geothermal energy; risks associated with fluctuations in energy prices and material costs; dependence on a complex supply chain and successful maintenance of our geothermal infrastructure; financial performance influenced by fluctuations in interest rates, capital availability, and other market conditions; capacity actually constructed or for which we enter power purchase agreements under non-binding agreements, like the Geothermal Framework Agreement; exposure to legal proceedings and claims arising from our business operations; protecting our brand reputation and facing potential negative public perception; negative public perception and political opposition impacting our ability to secure regulatory approvals and market acceptance; the successful and timely execution of our growth strategy, with risks of delays or failures; reliance on key personnel and the potential impact of labor costs and workforce challenges; heavy reliance on technology systems and potential cybersecurity threats; global economic and political conditions affecting our operations, supply chain, and customer demand; the risk that our estimates of capacity potential and heat initially in place are inaccurate or that we are unable to produce quantities of electrical energy commensurate with such estimates; and other risks and uncertainties, including those set forth under “Risk Factors” in Fervo’s
Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission (the “SEC”) on May
11, 2026, and Fervo’s other filings with the SEC.
In light of these factors, the events anticipated by Fervo’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Fervo operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Fervo cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this press release or, if earlier, as of the date they were made. Fervo does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Dollars and shares in thousands except per share amounts)	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues ..........................................................................	$116	$55	$290	$55
Costs and expenses:
Operation and maintenance ............................................	1,486	362	2,274	772
Research and development expense (income), net .........	73	(72)	(711)	287
General and administrative expense ...............................	39,350	8,116	83,767	25,279
Operating lease expense ..................................................	2,607	5,203	6,717	7,397
Depreciation and amortization ........................................	346	105	783	208
Operating loss ...................................................................	(43,746)	(13,659)	(92,540)	(33,888)
Other income (expense):
Interest income ...............................................................	15,370	377	28,706	3,006
Interest expense ...............................................................	(2,144)	(2,438)	(8,249)	(5,404)
Changes in fair value of interest rate swaps ....................	11,836	—	13,009	—
Other non-operating income (expense), net ....................	433	(67)	(46,921)	(83)
Loss before income taxes ..................................................	(18,251)	(15,787)	(105,995)	(36,369)
Income tax benefit (expense) .............................................	29,911	—	29,910	(2)
Net income (loss)	11,660	(15,787)	(76,085)	(36,371)
Less: Net income attributable to redeemable noncontrolling interest	31,187	—	31,187	—
Net loss attributable to Fervo Energy Company	$(19,527)	$(15,787)	$(107,272)	$(36,371)

Net loss per share attributable to common stockholders, basic and diluted (1) ............................................................	$(0.07)	$(1.90)	$(0.75)	$(4.24)
(1) Shares for periods presented have been retroactively adjusted to reflect the 0.7194-for-1 reverse stock split effected on May 14, 2026 in connection with the Company’s initial public offering (“IPO”). See Note 1 – Nature of Business and Note 2 – Significant Accounting Policies in the notes to the condensed consolidated financial statements for details.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars and shares in thousands)	As of September 30,	As of December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents .................................................................................................	$1,916,477	$461,836
Grant receivables ...............................................................................................................	9,504	10,580
Prepaid expenses and other ................................................................................................	21,367	9,714
Total current assets ..........................................................................................................	1,947,348	482,130
Property, plant and equipment, net .....................................................................................	1,491,721	793,234
Operating leases right-of-use assets .....................................................................................	106,600	58,713
Deferred tax assets ..............................................................................................................	29,911	—
Deposits .............................................................................................................................	17,696	15,234
Restricted cash ...................................................................................................................	11,000	6,000
Other long-term assets ........................................................................................................	34,271	9,857
Total assets .................................................................................................................	$3,638,547	$1,365,168
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable ................................................................................................................	$19,461	$10,789
Accrued capital expenditures ..............................................................................................	163,765	119,303
Current portion of long-term debt ......................................................................................	18,686	—
Operating lease liabilities ..................................................................................................	32,154	4,822
Other current liabilities ......................................................................................................	11,061	16,997
Total current liabilities ....................................................................................................	245,127	151,911
Long-term debt, net of issuance costs and current portion ......................................................	282,923	172,837
Operating lease liabilities .......................................................................................................	97,546	72,639
Other long-term liabilities .......................................................................................................	2,821	11,407
Total liabilities ..............................................................................................................	628,417	408,794
Commitments and Contingencies (Note 19)

Mezzanine equity
Redeemable convertible preferred stock, par value $0.0001 per share; 0 and 283,546 authorized; 0 and 279,995 issued and outstanding as of September 30, 2026 and December 31, 2025 .........................................................................................................	—	1,022,942
Redeemable noncontrolling interests ..................................................................................
Cape Phase I HoldCo - Redeemable noncontrolling interest .............................................	106,408	102,586
Cape Phase I Intermediate HoldCo - Redeemable noncontrolling interest ........................	113,045	77,344
Stockholders’ equity (deficit):
Common stock, par value $0.0001 per share; 0 and 358,279 authorized; 0 and 9,457 issued as of September 30, 2026 and December 31, 2025, respectively (1) .................................................................................................................	—	1
Class A common stock, par value $0.0001 per share; 1,000,000 and 0 authorized; 287,093 and 0 issued as of September 30, 2026 and December 31, 2025, respectively	29	—
Class B common stock, par value $0.0001 per share; 40,000 and 0 authorized; 7,785 and 0 issued as of September 30, 2026 and December 31, 2025, respectively ..............	1	—
Additional paid-in capital ...................................................................................................	3,142,451	—
Treasury stock, at cost; 0 shares and 270 shares as of September 30, 2026 and December 31, 2025, respectively (1) ...................................................................................	—	(1,960)
Accumulated deficit ...........................................................................................................	(351,804)	(244,539)
Total stockholders’ equity (deficit) ..................................................................................	2,790,677	(246,498)
Total liabilities, mezzanine equity, and stockholders’ equity (deficit) ..........................	$3,638,547	$1,365,168
(1) Shares for periods presented have been retroactively adjusted to reflect the 0.7194-for-1 reverse stock split effected on May 14, 2026 in connection with the Company’s IPO. See Note 1 – Nature of Business and Note 2 – Significant Accounting Policies in the notes to the condensed consolidated financial statements for details.
CONTACTS
Investor Relations
investor.relations@fervoenergy.com
ICR, Inc.
Fervo@icrinc.com
V2 Communications for Fervo Energy
fervo@v2comms.com